UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 25, 2009

AMERICAN PHYSICIANS SERVICE GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

TEXAS	001-31434	75-1458323
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1301 CAPITAL OF TEXAS HIGHWAY

SUITE C-300

AUSTIN, TEXAS 78746

(Address of Principal Executive Offices, Zip Code)

(512) 328-0888

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant

On March 25, 2009, the Audit Committee of the Board of Directors (the "Audit Committee") of American Physicians Service Group, Inc. ("APSG" or the "Company"), formally appointed Deloitte & Touche LLP ("DT") as APSG’s independent registered public accounting firm for the fiscal year ending December 31, 2009. During APSG’s two most recent fiscal years ended December 31, 2008 and 2007 and through March 25, 2009, neither the Company nor anyone on its behalf has consulted with DT regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on APSG’s financial statements, and neither a written report nor oral advice was provided to the Company that DT concluded was an important factor considered by APSG in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K). In deciding to select DT, the Audit Committee reviewed auditor independence issues and existing commercial relationships with DT and concluded that DT has no commercial relationship with the Company that would impair its independence.

On March 25, 2009, the Audit Committee notified BDO Seidman LLP (“BDO") that it will not be retained as APSG’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2009.

BDO’s reports on APSG’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2008 and 2007, and in the subsequent interim period through March 25, 2009, there were (i) no disagreements between APSG and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The audit reports of BDO on the effectiveness of internal control over financial reporting as of December 31, 2008 and December 31, 2007, respectively, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided BDO with a copy of this Current Report on Form 8-K, and requested that BDO furnish APSG with a letter addressed to the U.S. Securities and Exchange Commission stating whether BDO agrees with the disclosure contained in this Current Report on Form 8-K, or, if not, stating the respects in which it does not agree. The Company has received the requested letter from BDO and a copy of BDO’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

16.1     Letter of BDO Seidman LLP, dated March 27, 2009, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2009	American Physicians Service Group, Inc.

Signed: /s/ Marc J. Zimmermann
Name: Marc J. Zimmermann
Title: Chief Financial Officer